SEC 873 (10/2000)
OMB Number: 3235-0060







SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) August 29, 2002






GOLDEN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)






DELAWARE
(State or other jurisdiction of incorporation)

0-4339
(Commission File Number)

63-0250005
(IRS Employer ID No.)

The Park Building, 2140 11th Avenue South, Suite 208,
Birmingham, Alabama                             35205
(Address of principal executive offices)
                                              (Zip Code)






Registrant's telephone number, including area code:
(205) 933-9300



N/A
(Former name or former address, if changed since last report)






TABLE OF CONTENTS



Item 9. Regulation FD Disclosure

Exhibit Index



SIGNATURE



EX 99.1 Certification pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 (Chief Executive Officer)



EX 99.2 Certification pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 (Chief Financial Officer)





Item 9. Regulation FD Disclosure

     On August 29, 2002, Golden Enterprises, Inc. filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended May 31, 2002 (the "Annual Report") and transmitted to the SEC certifications from Mark
W. McCutcheon, Chief Executive Officer, and John H. Shannon, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002.
     A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2). These exhibits are not filed but furnished pursuant to Regulation FD.

Exhibit Index

Exhibit No.

Description of Document

99.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Mark W. McCutcheon, Chief Executive Officer


99.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by John H. Shannon, Chief Financial Officer




SIGNATURE
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated August 29, 2002



GOLDEN ENTERPRISES, INC.




By:

   By: _________________________
          John H. Shannon
          Vice President, CFO & Secretary


Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Golden Enterprises,
Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2002 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Mark W.
McCutcheon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


__________________________
Mark W. McCutcheon
Chief Executive Officer
Golden Enterprises, Inc.
August 29, 2002

Exhibit 99.2


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Golden
Enterprises, Inc. (the "Company") on Form 10-K
 for the fiscal year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Shannon,
Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


__________________________
John H. Shannon
Chief Financial Officer
Golden Enterprises, Inc.
August 29, 2002